                                                                    EXHIBIT 10.3


                             PRODUCTION AGREEMENT
                             --------------------


          THIS PRODUCTION AGREEMENT (the "Agreement") is made and entered into as of March 31, 1998, by and between NELLSON CANDIES, INC., a Delaware corporation ("Nellson") and THE BALANCE BAR COMPANY, a Delaware corporation ("BBC").


                                    RECITALS

          A. Nellson is in the business of producing nutritional food products. BBC is in the business of distributing such products.

          B. Nellson has produced certain products for distribution by BBC under an agreement dated October 7, 1996 (the "Prior Agreement").

          C. The parties wish to provide for the on-going production of products by Nellson for BBC on the terms and conditions set forth herein.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, the parties hereto, for good and sufficient consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, do hereby agree as follows:

1.        DESCRIPTION OF PRODUCTS
          -----------------------

          The products to be produced by Nellson under this Agreement for sale to BBC (the "Products") shall consist of both of the following:

          1.1 The nutritional bars currently produced by Nellson to match the nutritional profiles and names provided by BBC, as identified on Schedule 1 to this Agreement, including line extensions (both flavors and sizes) of existing products covered under this Agreement, and any new flavors or sizes thereof ("Bars"). When there are quantities of bars mentioned in this Agreement to satisfy production, exclusivity or purchase requirements, the quantity will include the existing formulation of Balance Bars, all flavors; Mini-Bars, all flavors, equal to 2/3 of a bar; and New Era Bars, all flavors, equal to one bar.

          1.2 Any new or additional products mutually agreed to in writing by the parties hereto.






*Confidential portions omitted and filed separately with the Commission.

2.        PRODUCTION QUANTITIES
          ---------------------

          2.1 During the term of this Agreement (as set forth in Section 12), BBC will provide to Nellson a purchase order for the Products it wishes to purchase during the period stated in such purchase order. Subject to the provisions of Section 2.4 below, Nellson will produce and deliver such Products in accordance with the terms and conditions of the purchase order, with the proviso that a variation of plus or minus five percent (5%) from the purchase order in the total quantity of the ordered Products delivered will be invoiced by Nellson and accepted by BBC based on the actual amount delivered. The actual production and delivery of Products will be coordinated pursuant to the production scheduling process described in Section 2.4 below.

          2.2 During each calendar year ending on or before December 31, 2002 during which this Agreement is in effect, BBC will purchase from Nellson, at a minimum, the lesser of:

          2.2.1   [    *    ] of BBC's annual production requirements for Bars;
or

          2.2.2 the quantities set forth below, stated in millions of Bars, in the years indicated.


         1997     1998     1999     2000     2001     2002
         ----     ----     ----     ----     ----     ----
        [ * ]    [ * ]    [ * ]    [ * ]    [ * ]    [ * ]

The parties agree that BBC has met its requirement for 1997.

     2.3 In return for the above stated guaranteed purchases, Nellson agrees to produce not less than [ * ] Bars per calendar month (and not less than [ * ] Bars per week). Upon 30 days' prior written notice by BBC to Nellson, Nellson will use best efforts to increase its minimum monthly production rate of Bars to [ * ] Bars. Nellson will use all commercially reasonable efforts to fill orders in excess of the monthly minimum requirement set forth in this Section. The quantities of the Bars produced by Nellson in any month will be in the respective flavors ordered by BBC, except for reasonable and minor variations necessitated by production efficiencies. BBC will not be required to purchase any minimum quantities of bars from Nellson after December 31, 2002.

     2.4 Production of the Products will be coordinated in accordance with the following:

          2.4.1 Prior to 11:00 a.m. Pacific Time on each Monday during the term of this Agreement, BBC will provide Nellson with a written rolling production schedule with respect to the production and delivery of Products ordered by BBC (each a "Production Schedule"). Each Production Schedule will include BBC's estimated production requirements for the following twelve (12) week period. This will include a firm production commitment for the first four (4) weeks and a non-binding estimate of BBC's requirements for the remaining weeks. These quantities will be expressed in total cases. Additionally, the Production Schedule will specify the flavors and quantities (by indicating the total number of cases for each flavor per week) of





*Confidential portions omitted and filed separately with the Commission.

production and delivery of the Products for:

               (A) the workweek that begins on the following Monday ("Week 2"); and

               (B) the workweek that begins on the second following Monday ("Week 3").

          On the business day following the delivery of the Production Schedule, Nellson will deliver to BBC a tentative schedule of dates and quantities (by indicating the number of shifts for each date) of production and delivery of the Products for Week 2 and Week 3. Specific flavors and pack-outs will be provided to Nellson by BBC for Week 2 by 5:00 p.m. Pacific Time on the Thursday following each Monday that the Production Schedule is made.

          2.4.2 The schedule for the first week is absolutely frozen. If BBC requests changes to Week 2, Nellson will use its best efforts to honor such requests, but is not obligated to do so. For Week 3 and the following weeks, Nellson will accommodate changes with respect to flavors and/or pack-outs until they move into Week 2 or Week 1.

          2.4.3 If Nellson fails to meet the quantities and time schedule set forth in a Production Schedule, Section 4 hereof will apply. In addition, BBC may cancel the remaining unproduced portion of the relevant purchase order if such delay or quantities continues for more than seven (7) working days.

     2.5 Nellson will provide BBC with production quantity figures on the day following each production run. All Products will be shipped to an outside BBC consignment warehouse within twenty-four (24) hours of production unless requested by BBC to be shipped directly to a BBC customer, held for pick-up by a BBC customer or shipped directly to BBC's own warehouse. Nellson agrees to develop capability within a reasonable period of time to allow BBC to have twenty-four (24) hour electronic access to inventory levels of Products and packaging materials at Nellson either via access to databases maintained by Nellson or other mutually agreed upon procedure.

     2.6 Nellson will produce all Products at Nellson's facility in Irwindale, California.

     2.7 Nellson covenants and agrees to maintain at all times sufficient inventories of ingredients to meet its obligations hereunder. Nellson will maintain in its warehouse at all times sufficient Product Packaging (as defined
in Section 7) for three weeks of production (based on [    *    ] Bars per
week). In addition, Nellson will warehouse up to an additional 80 pallets of Product Packaging for BBC in Nellson's warehouse.

3.   PRICES; PAYMENT TERMS
     ---------------------

     3.1 The initial price schedule for the Products is set forth on Schedule 3, and is


*Confidential portions omitted and filed separately with the Commission.

exclusive of the costs of the Product Packaging, which will be provided by BBC. The price for any Product includes Nellson's cost of (i) inserting the Products into the Product Packaging, and (ii) usual domestic packing of good quality. The parties agree that such usual domestic packing includes, without limitation, putting shrink wrap on individual boxes of the Products, placing such individual boxes in corrugated cardboard containers with shipping labels attached, and putting such containers on pallets. Any other special packing, boxing, crating, or cartage which is required by BBC will be for BBC's account unless specifically agreed to in writing between the parties.

     3.2 Nellson will have the right to adjust the prices to be paid for the Products hereunder by providing to BBC a notice of such a price adjustment not less than seventy-five (75) days prior to the proposed effective date of such price adjustment. Any such price adjustment will be made only if required by the aggregate effect of (i) actual changes in the cost of labor and variable overhead; and (ii) actual changes in the cost of the ingredients utilized in the Products.

     A price adjustment will be proposed only if the aggregate effect of the foregoing changes is greater than or equal to a five percent (5%) increase over the previous base used for pricing for ingredients, labor and variable overhead. The basis to be used for the price adjustment will be a combination of: (i) the new actual cost of labor and variable overhead per Bar; and (ii) the new actual cost of ingredients per Bar. The new adjusted price per Bar will be not greater than the new actual combined cost per Bar multiplied by a fraction, the numerator of which is the previous price per Bar, and the denominator of which is the prior combined cost per Bar. Nellson will provide BBC with documentary evidence of the changes in such factors together with the notice of the price adjustment. Should BBC reject the proposed price adjustment, then Nellson may cease production of the item concerned, or, if requested by BBC, reformulate the item with the approval of BBC to meet the requirements of economic manufacturing. In the event of a significant reduction (at least 5%) in either of the two factors listed above, Nellson will promptly notify BBC of such reduction, and the parties agree to implement an equitable price reduction as negotiated in good faith by the parties.

     3.3  Payment terms will be [    *    ] after the date of Nellson's invoice.
Such invoice will be dated on or after the earlier of (i) the date the relevant Products were shipped in accordance with Section 2.5, and (ii) the date that is one day after the productions of such Products. If BBC makes payment on an
invoice within fifteen (15) days of its date, BBC may take a [    *    ]
discount from the payment amount on such invoice. Nellson will provide invoices to BBC by overnight delivery. Interest will accrue and be payable at a rate of 1% per month on any amounts not timely paid.

     3.4 Nellson represents and warrants that the prices set forth herein do not and will not violate any federal, state, county or municipal law or regulation relative to price discrimination, price-fixing, or price stabilization.


*Confidential portions omitted and filed separately with the Commission.

4.   FINANCIAL INCENTIVE FOR TIMELY PERFORMANCE
     ------------------------------------------

     4.1 The parties acknowledge that if Nellson is unable to supply ordered Products in the expected time frame, BBC will be forced to incur additional costs in the way of rush charges from other suppliers, additional shipping charges, overtime, additional Product Packaging costs and other expenses. In addition, BBC's relations with its customers and its ability to compete in its markets may be damaged by any inability to supply Products. The parties further acknowledge that it may be impossible, impracticable or burdensome for BBC to quantify these expenses and potential damages.

     4.2 Accordingly, as an additional incentive for Nellson to provide ordered Products on a timely basis as required by Section 2, the parties hereby agree that, if the number of Bars produced and delivered by Nellson in any given week is less than 95% of the number of Bars specified in the latest BBC-approved Production Schedule for such week, then Nellson will rebate to BBC an amount
equal to [    *    ] multiplied by the number of Bars constituting such
underage. Such rebate will be waived if production is made up within seven (7) calendar days.

5.   DELIVERIES
     ----------

     5.1 The Products will be shipped F.O.B. Nellson's docks in Irwindale, California. Title to the Products, and all risk of loss or damage, will transfer to BBC upon proper shipment.

     5.2 The Products will be delivered free and clear of any and all liens, security interests or encumbrances, except that Nellson will be entitled to claim a lien and/or security interest on the Products to secure payment in full of the amounts due in accordance with Section 3 hereof in addition to all other rights and remedies to which it may otherwise be entitled. BBC hereby agrees to execute promptly such financing statements and other documents as may be necessary to perfect and protect such liens and security interest. The foregoing notwithstanding, any security interest in the products will terminate upon their sale by BBC in the ordinary course of BBC's business.

6.   PRODUCT QUALITY; INSPECTION
     ---------------------------

     6.1 Nellson represents and warrants that the Products will be free of defects and fit for their intended purposes. Nellson further represents and warrants that the Products will be manufactured to match the formulations, nutritional profiles and names supplied by BBC in all material respects. During the term of this Agreement, Nellson will have the right without prior notification to BBC, to make minor processing adjustments to take advantage of new technology deriving from Nellson's ongoing research program or to improve manufacturing processes, providing that such changes do not modify the ingredient listings, nutritional profiles, appearance, taste, texture, shelf life, net weight, labeling requirements, or shape of the Products. In the event that such adjustments would result in modification of any of these aspects, Nellson will notify BBC and refrain from making the adjustments without BBC's prior written consent. Nellson further represents that the Products will be represented by internal product codes



*Confidential portions omitted and filed separately with the Commission.

established, or to be established, for each Product.

     6.2 Nellson represents and warrants that: all Products produced and packaged for sale in the United States will be manufactured, stored and shipped by Nellson in accordance with (i) all applicable standards of the Food and Drug Administration, (ii) the requirements of the Fair Labor Standards Act of 1938, as amended, and regulations and orders pursuant thereto issued by the U.S. Department of Labor (to the extent applicable) and (iii) all other federal, state, and local laws, rules and regulations; and all Products will be manufactured in accordance with the current Standard Operating Procedures for Good Manufacturing Practice as maintained by Nellson, including HACCP. Nellson further represents and warrants that all Products produced and packaged for sale outside the United States will be manufactured to meet any and all standards known to or communicated to Nellson. BBC represents and warrants that the Products will be maintained and stored by BBC in accordance with reasonable instructions provided by Nellson and all applicable standards of the Food and Drug Administration, and other federal, state, and local laws, rules and regulations and prudent practice.

     6.3 Products will be manufactured and delivered in accordance with BBC approved Product specifications. Upon delivery of the Products, BBC may inspect a representative sample of the Products and reject the shipment if such samples do not meet the requirements of the Product Specifications. Such rejection of Product must be formally communicated to Nellson within three (3) business days of Product receipt. Upon receipt of such notice, Nellson will initiate the steps necessary to credit BBC for the price of the Product, retake ownership of the Product and remove the Product from BBC property at Nellson's expense. Nellson shall then replace such nonconforming Products with conforming Products within seven (7) working days, contingent upon availability of ingredients and packaging materials. If ingredients or packaging materials are not available immediately to replace such Products, both BBC and Nellson will use all available means to expedite the materials for the production of the replacement Products. The replacement Products will have first priority as soon as materials are available. Variations in the organoleptic properties and/or analytical values attributable to fluctuations in ingredient properties within specification ranges and outside the control of Nellson will not be deemed sufficient ground for rejection of the Products. However, nothing herein limits Nellson's warranties with respect to the Products.

     6.4 For every flavor that is run in any week, Nellson will promptly provide BBC with an accurate certificate of analysis which describes (i) average weight, (ii) protein, carbohydrate and fat content, and (iii) microbiological testing of the Product. Samples will be composites of Bars taken from the beginning, middle, and end of the production runs with the required numbers of Products per sample to give sufficient statistical validity to guarantee that the composition of a week's production meets specifications as defined within the norms applicable to the food industry and with regard for limits of ingredient variation and analytical error. Nellson will also provide BBC with four displays of the Products from each production run by overnight delivery for BBC's own independent testing purposes. Nellson shall bill BBC for the cost of such Products, but shall bear the cost of shipping such Products to BBC.





*Confidential portions omitted and filed separately with the Commission.

     6.5 During the term of this Agreement, BBC's representatives will have the right to inspect the production facilities of Nellson (i) at any time, upon twenty-four (24) hours prior notice to Nellson, or (ii) at any time when Nellson is actually producing the Products, without prior notice, at any time during normal daytime business hours.

     6.6 At all times during the term of this Agreement, Nellson will maintain Kosher certification of its production facilities and processes when running BBC's products.

     7.   PRODUCT PACKAGING
          -----------------

     BBC will provide the materials necessary for packaging the Products (the "Product Packaging"). Prior to the printing of Product Packaging, BBC will provide Nellson with the product labeling included therein so that Nellson may review such labels. The parties acknowledge that Nellson has so reviewed BBC's existing Product Packaging. Any change in the Product Packaging is subject to Nellson's approval, provided, however, that Nellson will not withhold such approval so long as the listing of ingredients and nutritional analysis are accurate.

8.   EXCLUSIVE PRODUCTION
     --------------------

     8.1 During the term of this Agreement, including any renewal or extension, Nellson will not produce or sell in any sales venue, for any person or entity other than BBC, any nutritional food products using formulations substantially similar to those of the Products, as long as BBC purchases, on a calendar year basis, the quantities of Bars noted below in the years indicated:

               Year      Quantity of Bars
               ----      ----------------
               1997      [ * ]
               1998      [ * ]
               1999      [ * ]
               2000      [ * ]
               2001      [ * ]
               2002      [ * ]

     The above stated quantities guarantee BBC exclusive production by Nellson and are not to be considered a procurement guarantee, and are separate from the quantities required for BBC to obtain ownership of Product formulations or to obtain guaranteed production quantities. The parties agree that BBC has met the requirements for 1997.

     For the purposes of this section, "substantially similar" formulations are defined as formulations: (i) having a similar macronutrient composition to 40-30-30 proportion of calories derived from carbohydrates, dietary fat and protein, respectively, or (ii) which are promoted as "40-30-30" or "Zone Favorable" (or words of similar import) on the packaging.

     8.2  BBC acknowledges that Nellson currently produces a bar that utilizes a


*Confidential portions omitted and filed separately with the Commission.

formulation substantially similar to those of the Products (the "Grandfathered Bar") for one existing customer other than BBC (the "Grandfathered Customer"). BBC agrees that, notwithstanding the foregoing provisions of Section 8.1, Nellson may continue to produce the Grandfathered Bar (but no other nutritional food products using formulations substantially similar to those of the Products) for the Grandfathered Customer.

          8.2.1 Under its contract with the Grandfathered Customer, Nellson is currently prohibited from identifying the Grandfathered Customer to BBC by name. Concurrently with the execution of this Agreement, Nellson has placed the name of the Grandfathered Customer and of the Grandfathered Bar (including flavors) into a sealed envelope, countersigned by officers or attorneys of both Nellson and BBC, and has delivered such envelope to _______________, Nellson's counsel. Nellson has instructed its counsel to hold such envelope pursuant to the terms of this Agreement.

          8.2.2 If BBC provides Nellson with documentary evidence indicating that Nellson is violating Section 8.1 (including the product name and distributor name), Nellson shall notify BBC in writing within three days of whether or not Nellson takes the position that it is not in violation of such Section on the grounds that the production is of the Grandfathered Bar for the Grandfathered Customer. If Nellson does not so notify BBC within such three-day period, then Nellson shall thereafter be estopped from claiming any exception under this Section with respect to such claimed violation. If Nellson does claim the exception provided by this Section, Nellson shall cause its counsel to produce the sealed envelope within three days after BBC's demand (and such counsel is hereby so directed). The sealed envelope will then be opened in the presence of officers or attorneys of both Nellson and BBC. If the identity of the product and customer in the sealed envelope match the product name and distributor alleged by BBC to be the cause of the violation, then no violation of Section 8.1 shall be deemed to have occurred. In any other case, BBC may pursue all remedies available to it under this Agreement.

          8.2.3 In the event of any change in the control of the Grandfathered Customer, whether by merger, sale of stock or sale of assets, the exception from
Section 8.1 provided hereby shall apply only to the currently-produced flavors of the Grandfathered Bars.

     8.3 The provisions of Section 8.1 will not apply if BBC enters bankruptcy, becomes insolvent, otherwise ceases to conduct their business, or if the Agreement is terminated pursuant to Section 12.3 because of a breach by BBC.

     8.4 Formulation, development and manufacture by Nellson of any future Products for BBC, and any enhancements of existing Products, will be subject to the same terms and conditions as set forth in Sections 8 and 9, unless the future Products are covered by a separate agreement.

     8.5 Nellson will notify BBC promptly if any person or entity approaches Nellson requesting that it produce any product which would use any trademark of BBC (including, without limitation, "Balance," "Balance Bar," "The Complete Nutritional Food(R)," "40-30-30





*Confidential portions omitted and filed separately with the Commission.

Naturally" or "40-30-30 Balance"), any variant of any such trademarks, or any name or mark similar thereto.

9.   PROPRIETARY MATERIALS; COORDINATION WITH NELLSON
     ------------------------------------------------

     9.1 The parties acknowledge that the formulations and ingredient specifications of the Products and all marketing plans, marketing and sales data, financial information and customer lists and preferences of BBC (collectively, "Proprietary Materials") constitute trade secrets of BBC. BBC hereby grants Nellson a limited, non-exclusive license to use the Proprietary Materials solely for the purposes set forth in this Agreement. Nellson agrees not to use or disclose such Proprietary Materials (or any past formulations of the Products), other than in accordance with this Agreement, without the written consent of BBC except where required by law. Nellson will hold all such Proprietary Materials in complete and strict confidence, and will maintain the confidentiality of all such Proprietary Materials. In event of termination of the Agreement, Nellson will return to BBC all Proprietary Materials and will not keep any copies of such Proprietary Materials or any portions thereof, except a single archival copy as may be required for any subsequent legal inquiry or investigation.

     9.2 The parties acknowledge and agree that Nellson has transferred to BBC all of the ownership rights to product formulations heretofore used by Nellson with respect to the Products. As consideration for this transfer, BBC guarantees to purchase from Nellson, on a yearly basis for a four-year period, the following quantities of Bars, stated in millions:


                             1997      1998      1999      2000
                             ----      ----      ----      ----
         Annual:           [  *  ]   [  *  ]   [  *  ]   [  *  ]
         Semi-Annual:      [  *  ]   [  *  ]   [  *  ]   [  *  ]

This yearly purchase commitment is guaranteed for each of the first three years shown above. The year 2000 quantity requirement of [ * ] Bars will be reduced by the cumulative amount of Bars purchased in the years 1997 through 1999 in excess of the [ * ] bar requirement for those three years. Half-size 25-gram Bars will count as 2/3 of a Bar in the satisfaction of this purchase requirement. If BBC falls short of the purchase quantity, if this agreement is terminated prior to January 1, 2001, or if for any reason BBC otherwise decides to buy out its requirement under this Section prior to the purchase of [ * ] Bars through the year 2000, then the parties agree to negotiate such buyout in good faith and for reasonable consideration. If BBC terminates the contract with a 360-day notice effective from January 1, 2000 onward, ownership of the formula will be retained by BBC as long as BBC has met the total purchase requirement of [ * ] bars between 1997 and 2000 (as detailed above) and BBC purchases the lesser of [ * ] of its total Bar requirement or [ * ] bars during the final year of this Agreement. Transfer of ownership rights for any new type, concept, or format of bar not in existence at the time of signing of this agreement will be covered in a separate agreement. All Bars purchased by BBC during 1997 will be counted against the above requirements even though purchased prior to the execution of this Agreement.





*Confidential portions omitted and filed separately with the Commission.

     9.3 Nellson acknowledges that BBC currently also contracts with Bariatrix International, Inc. ("Bariatrix") to produce the Products and that BBC is free to seek additional sources of supply without violating this Agreement. Nellson agrees to cooperate with Bariatrix and other future suppliers, as reasonably requested by BBC, in order to standardize the Products produced by Nellson, Bariatrix and such future suppliers, if any, to comply with the formulations contained in the Proprietary Materials. Such cooperation will include, without limitation, the modification of Product formulations and ingredient specifications and the reasonable coordination of production processes, exclusive of capital investment, in each case to the extent requested by BBC.
If such requests are deemed to require capital investment, both parties agree to negotiate in good faith the obligations of each for such investment.

10.  INSURANCE
     ---------

     Throughout the term of this Agreement Nellson will maintain products liability insurance with an insurer satisfactory to BBC with at least a Ten Million Dollar ($10,000,000) limit on liability, which policy will reflect BBC as an additional insured. Copies of such policies and certificates for such insurance will be provided to BBC within thirty (30) days of the date of execution hereof. Such policy will provide not less than thirty (30) days' prior notice to BBC in the event of its cancellation. If this agreement is terminated, Nellson agrees to maintain insurance coverage in force for all of the products produced by Nellson under this agreement and that are still in the marketplace or in BBC inventory.

11.  EXPORT
     ------

     At BBC's request, Nellson will cooperate with BBC in connection with the satisfaction of all governmental and other requirements with respect to the export of the Products including, without limitation, applications for U.S. export licenses.

12.  TERM
     ----

     12.1 Unless earlier terminated pursuant to Section 12.2 or Section 12.3 below, this Agreement will continue until December 31, 2002. On December 31 of each year during the term of this Agreement, commencing December 31, 1998, the remaining term of this Agreement will be extended automatically for an additional year, unless either party shall have given the other written notice of non-renewal at least one hundred eighty (180) days prior to such December 31.

     12.2 BBC may terminate this Agreement at any time, for any cause or without cause, upon 360 days prior written notice to Nellson.

     12.3 Either party may terminate this Agreement at any time upon the occurrence of one or more of the following events with respect to the other party (the "Defaulting Party"):




*Confidential portions omitted and filed separately with the Commission.

          (a) failure to pay any amounts within sixty (60) days of when due;

          (b) Subject to the provisions of Section 19, the breach of or default under any material provision of this Agreement if the Defaulting Party has been provided thirty (30) days' prior written notice of its breach or default and, during such period, the Defaulting Party has failed to cure such breach or default, or

          (c) the bankruptcy or insolvency of the Defaulting Party.

Such termination will not abridge or limit the right of either party to seek damages or other redress as a result of such breach.

     12.4 The provisions of Sections 6.1, 6.2, 8 (subject to Section 8.3), 9, 10, 13 and 17 will survive any termination of this Agreement.

13.  INDEMNIFICATION
     ---------------

     13.1 Each of the parties (the party indemnifying the other is hereinafter referred to as the "Indemnifying Party") will indemnify, defend and hold the other party (the "Indemnified Party") and its directors, officers, employees, agents, attorneys, insurers, shareholders and affiliates (its "Related Persons") harmless from and against any claims, damages, liabilities, costs and expenses, including the reasonable fees and expenses of counsel (collectively, "Losses"), resulting from any breach or violation of any representation, warranty, covenant or agreement of such party set forth in this Agreement.

     13.2 BBC will indemnify and hold Nellson and its Related Persons harmless from and against any Losses arising out of or in connection with the Proprietary Materials and the use and distribution of Product Packaging, including, without limitation, any claim based on an alleged infringement of the patent, trademark, or other intellectual property rights of another party arising out of such items, except to the extent that (i) such Losses are attributable to any negligence or misconduct of Nellson, (ii) such Losses relate to the methods of production of the Products employed by Nellson; or (iii) such Losses relate to the accuracy of the list of ingredients or nutritional analysis.

     13.3 Nellson will indemnify and hold BBC and its Related Persons harmless from and against any Losses arising out of or in connection with (i) the manufacture, production or shipment of the Products, including, without limitation, any product liability claims with respect to the Products, or (ii) the accuracy of the list of ingredients and nutritional analysis.

     13.4 The Indemnifying Party will have the right to defend any third party claim, action or proceeding wherein the Indemnified Party and/or its Related Persons are entitled to indemnification under the provisions of this Section; provided, however, that the Indemnifying Party must conduct the defense of the third party claim actively and diligently thereafter to preserve its rights in this regard. The Indemnified Party and any Related Person may retain




*Confidential portions omitted and filed separately with the Commission.

separate co-counsel at its or their sole expense and participate in the defense of the third party claim. Neither party will settle any such claim, action, or proceeding without the other party's consent or approval, unless the proposed settlement involves only the payment of money damages by the settling party and does not impose an injunction or other equitable relief on the other party or such Related Persons. The Indemnified Party will fully cooperate, at the expense of the Indemnifying Party, with the Indemnifying Party in the defense or settlement of any claim, action or proceeding subject to the provisions of this Section.

14.  ASSIGNMENT
     ----------

     Nellson will not transfer or assign its rights and obligations hereunder without the prior written consent of BBC. This Agreement will continue to bind BBC regardless of any changes in the ownership of its stock.

15.  CHANGE IN CONTROL OF NELLSON
     ----------------------------

     15.1 For purposes of this section, "Change in Control Transaction" means any of the following:

               (i) The sale by NC Holdings, Inc. of more than 50% of its capital stock of Nellson to a person or entity that is not an affiliate of NC Holdings, Inc.

               (ii) The sale by Artal Luxembourg S.A. or any of its affiliates of more than 50% of the capital stock of Nellson or NC Holdings, Inc. to a person or entity that is not an affiliate of NC Holdings, Inc.

     15.2 At least 10 business days prior to any of the foregoing entities entering into a Change of Control Transaction, Nellson will notify BBC of the potential change in ownership unless its Board of Directors, in its sole discretion, determines that offering such notice would be a material impediment to completing the contemplated Change of Control Transaction.

     15.3 If Artal announces publicly its intention to offer NC Holdings, Inc. for sale, then Nellson agrees that it will notify BBC immediately upon such announcement being made public.

16.  GOVERNING LAW
     -------------

     This Agreement will be governed by the Uniform Commercial Code and other applicable laws of the State of California.




*Confidential portions omitted and filed separately with the Commission.

17.  DISPUTE RESOLUTION
     ------------------

     In the event of a dispute arising out of or relating to this Agreement that the parties cannot resolve between themselves without assistance, the Parties agree to attempt to resolve such dispute through third-party mediation. Any such dispute that is not resolved within thirty (30) days after a request for mediation by either of the parties, will be settled by arbitration to be held in Santa Barbara, California, in accordance with the then-applicable rules of the American Arbitration Association or any successor thereto. If the parties shall not have agreed on a mutually satisfactory arbitrator within ten (10) days of the request of any party for arbitration hereunder, the President of the American Arbitration Association will forthwith appoint an arbitrator. The arbitrator shall be a person experienced in the specialty foods industry with no prior affiliation with either party. The arbitrator may grant injunctions or other relief in such dispute, but may not award punitive or exemplary damages. The decision of the arbitrator will be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction, and the parties hereby irrevocably consent to the jurisdiction of the United States District Court for the Central District of California, or if that court has no jurisdiction, to the California Superior Court in and for the County of Santa Barbara for this purpose. The arbitrator will award to the prevailing party on each material issue that party's reasonable attorney's fees and cost. The term "prevailing party" shall mean that party which shall have substantially prevailed on a material issue in dispute. As to distinct, severable issues in dispute, the arbitrator may decide which party is the prevailing party. Accordingly, the arbitrator will have the discretion to award attorney's fees to both parties, in amounts to be determined by the arbitrator, if the arbitrator shall determine that as to separate and distinct material issues having a bearing on an entitlement to relief each of the parties shall have been a prevailing party. Application for cost and expenses shall be substantiated with documentary verification. The actual cost of the arbitration itself will be borne by the losing party or will be allocated between the parties in such proportions as the arbitrator decides if there are distinct, severable issues in dispute and the arbitrator determines that each parties has to some extent, been a losing party.

18.  FINANCIAL INFORMATION
     ---------------------

     Each party agrees to provide the other party with the following financial information: (i) such party's audited annual financial statements, to be provided within 90 days after the close of each fiscal year; (ii) such party's unaudited interim financial statements, to be provided within 45 days after the close of each fiscal quarter; and (iii) such other financial information as may be reasonably requested by the other party. All financial information of either party will be held in strict confidence by the other party.

19.  FORCE MAJEURE
     -------------

     In the event that either party shall be delayed, hindered in or prevented from the performance of any act required hereunder, by reason of war, riots, insurrection, strikes, labor troubles, failure of power, or the act, failure to act or default of the other party, or any other



*Confidential portions omitted and filed separately with the Commission.

reason beyond such party's reasonable control, then performance of such act will be excused for the period of the delay and the period for the performance of any such act will be extended for a period equivalent to the period of such delay.

20.  INDEPENDENT CONTRACTOR STATUS
     -----------------------------

     This Agreement does not in any way create the relationship of joint venture, partnership, or principal and agent between Nellson and BBC. The parties have entered into this Agreement solely as independent contractors. Neither party will have any right or authority to assume or otherwise create any obligation or responsibility, express or implied, on behalf of or in the name of the other party, or to bind the other party in any manner or thing whatsoever, without the other party's prior written consent.

21.  NOTICES
     -------

     Any notice or other communication hereunder must be given in writing and either (a) delivered in person, (b) sent by recognized messenger or next-day courier service, (c) transmitted by telex, telefax or telecommunications mechanism, provided that any notice so given is also mailed as provided in clause (d), or (d) mailed by first class mail, postage prepaid, as follows:

If to BBC:        Bio Engineered Foods, Inc.
                  1015 Mark Avenue
                  Carpinteria, CA 93013
                  Attention:
                  Telecopy number: 805-566-0235

With a copy to:   Thomas N. Harding, Esq.
                  Seed, Mackall & Cole
                  P.O. Box 2578
                  Santa Barbara, CA 93120
                  Telecopy number: 805-962-1404

If to Nellson:    Nellson Candies, Inc.
                  5801 Ayala Avenue
                  Irwindale, CA 91706
                  Attention: Mr. Paul Hanson
                  Telecopy number: (626) 812-6511

or to such other address or to such other person as either party shall have last designated by such notice to the other party. Each such notice or other communication shall be effective (i) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this
Section 21 and an appropriate answerback is received, (ii) if given by mail, three days after such communication is deposited in the mails with first class postage prepaid, addressed as




*Confidential portions omitted and filed separately with the Commission.

aforesaid or (iii) if given by any other means, when actually delivered at such address.

22.  HEADINGS
     --------

     Any headings used herein are for convenience and reference only and will not be deemed to have any substantive effect.

23.  ENTIRE AGREEMENT; CONSTRUCTION
     ------------------------------

     23.1 This Agreement and the instruments referred to herein embody the entire agreement and understanding between the parties relating to the subject matter hereof and may not be amended, waived, or discharged except by an instrument in writing executed by the party against whom enforcement of such amendment, waiver or discharge is sought. All schedules attached are by this reference incorporated herein. This Agreement supersedes the Prior Agreement in all respects.

     23.2 Unless otherwise agreed by both parties in writing, this Agreement applies to all purchase orders, sales acknowledgments and other documents of purchase which BBC or Nellson may deliver with respect to the Products after the date hereof. The terms and conditions of this Agreement will apply to any such document, whether or not this Agreement or its terms and conditions are expressly referenced in such document.

     23.3 If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Agreement, no presumption or burden of proof or persuasion will be implied because this Agreement was prepared by or at the request of any party or its counsel, notwithstanding any statute or rule of law to the contrary.

     23.4 Whenever in this Agreement a person is permitted or required to make a decision or determination (x) in its "discretion" or "sole discretion" or under a grant of similar authority or latitude, the person will be entitled to consider any interests and factors as it desires, including its own interests;
(y) in it "good faith," in a "commercially reasonable" manner, "reasonably" or under another express standard, the person will act under that express standard and will not be subject to any other or different standards imposed by this Agreement or otherwise; or (z) if no standard is expressed, the person will apply relevant provisions of this Agreement in making the decision or determination.

24.  NO WAIVER
     ---------

     The failure of either party to enforce at any time any of the provisions hereof (including, without limitation, any inspection rights) will not be construed to be a waiver of such provision, of any other provision, or of the right of such party thereafter to enforce any such provision or other provision.




*Confidential portions omitted and filed separately with the Commission.

25.  SECURITIES FILINGS
     ------------------

     The parties agree that BBC will include a copy of this Agreement as an exhibit to one or more filings with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. BBC will also describe the terms of this Agreement in one or more such filings. Any such filings will be available to the general public. Upon request by Nellson, BBC will use its reasonable efforts to obtain confidential treatment from the SEC for key provisions of the Agreement to the extent feasible, as determined by BBC in consultation with its securities counsel.







*Confidential portions omitted and filed separately with the Commission.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the date first set forth above.


NELLSON CANDIES, INC.
                                         THE BALANCE BAR COMPANY

By:__________________
 Name:
 Title:                                  By:__________________
                                         Name:
                                         Title:
By:__________________
 Name:
 Title:
                                         By:__________________
                                         Name:
                                         Title:


*Confidential portions omitted and filed separately with the Commission.

                                   SCHEDULE 1


March 28, 1998


Via Fax:  (805) 566-0235

Ms. Eileen Fox
Director of Operations
Balance Bar Co.
1015 Mark Ave.
Carpinteria, CA  93013

Dear Eileen:

The following is the pricing for all of the bar configurations and flavors:

Pricing applies to the following formulation numbers:
     Chocolate [ * ]                           Toasted Crunch [ * ]
     Honey Peanut [ * ]                        Yogurt Honey Peanut [ * ]
     Banana Coconut [ * ]                      Cranberry [ * ]
     Chocolate Raspberry 13970925AJ            Mocha [ * ]
     Almond Brownie [ * ]                      Almond Butter Crunch [ * ]


AUTOMATED DISPLAY
====================================================================================
      PACK/ITEM              PRICE PER            PRICE PER            PRICE PER
                               CASE                DISPLAY                BAR
------------------------------------------------------------------------------------
8/15 CT/50 G                 [   *   ]            [   *   ]            [   *   ]
Chocolate
Toast. Crunch
Honey Peanut
Yog. Hny. Pnt.
Ban. Coconut
------------------------------------------------------------------------------------
8/15 CT/50 G                 [   *   ]            [   *   ]            [   *   ]
Cranberry
Choc. Rasp.
Alm. Butter Cru.
------------------------------------------------------------------------------------
8/15 CT/50 G                 [   *   ]            [   *   ]            [   *   ]
Mocha
Alm. Brownie
====================================================================================



*Confidential portions omitted and filed separately with the Commission.


TAPED DISPLAY
============================================================================================
      PACK/ITEM              PRICE PER            PRICE PER             PRICE PER
                               CASE                DISPLAY                BAR
--------------------------------------------------------------------------------------------
8/15 CT/50 G                 [   *   ]            [   *   ]            [   *   ]
Chocolate
Toast. Crunch
Honey Peanut
Yog. Hny. Pnt.
Ban. Coconut
--------------------------------------------------------------------------------------------
8/15 CT/50 G                 [   *   ]            [   *   ]            [   *   ]
Cranberry
Choc. Rasp.
Alm. Butter Cru.
--------------------------------------------------------------------------------------------
8/15 CT/50 G                 [   *   ]            [   *   ]            [   *   ]
Mocha
Alm. Brownie
============================================================================================


SHRINK WRAPPED DISPLAY
============================================================================================
      PACK/ITEM              PRICE PER           PRICE PER             PRICE PER
                               CASE               DISPLAY                BAR
--------------------------------------------------------------------------------------------
8/15 CT/50 G                 [   *   ]            [   *   ]            [   *   ]
Chocolate
Toast. Crunch
Honey Peanut
Yog. Hny. Pnt.
Ban. Coconut
--------------------------------------------------------------------------------------------
8/15 CT/50 G                 [   *   ]            [   *   ]            [   *   ]
Cranberry
Choc. Rasp.
Alm. Butter Cru.
--------------------------------------------------------------------------------------------
8/15 CT/50 G                 [   *   ]            [   *   ]            [   *   ]
Mocha
Alm. Brownie
============================================================================================





*Confidential portions omitted and filed separately with the Commission.


CLUB STORE AND WALMART PACKS
=========================================================================================
      ITEM/PACK             PRICE PER             PRICE PER             PRICE PER
                              CASE                 DISPLAY                BAR
-----------------------------------------------------------------------------------------
TEST PALLET                  [   *   ]            [   *   ]            [   *   ]
16/15 CT/50 G
Chocolate
Honey Peanut
-----------------------------------------------------------------------------------------
16/15 CT/50 G                [   *   ]            [   *   ]            [   *   ]
Chocolate
Honey Peanut
-----------------------------------------------------------------------------------------
VARIETY PACK CLUB            [   *   ]            [   *   ]            [   *   ]
 STORE
16/15 CT/50 G
5 Yog. Hny. Pnt.
5 Choc. Rasp.
5 Alm. Brownie
-----------------------------------------------------------------------------------------
VARIETY PACK WALMART         [   *   ]            [   *   ]            [   *   ]
24/15 CT/50 G
8 Hny. Peanut
8 Yog. Hny. Pnt.
4 Chocolate
4 Alm. Brownie
=========================================================================================



*Confidential portions omitted and filed separately with the Commission.


MINI BARS/ONE FULL SHIFT ORDER PER FLAVOR
=============================================================================================
      ITEM/PACK              PRICE PER            PRICE PER               PRICE PER
                               CASE                DISPLAY                   BAR
---------------------------------------------------------------------------------------------
200/25 G                     [   *   ]              ----                   [   *   ]
Chocolate
Toast. Crunch
Honey Peanut
Yog. Hny. Pnt.
Ban. Coconut
---------------------------------------------------------------------------------------------
200/25 G                     [   *   ]              ----                   [   *   ]
Cranberry
Choc. Rasp.
Alm. Butter Cru.
---------------------------------------------------------------------------------------------
200/25 G                     [   *   ]              ----                   [   *   ]
Mocha
Alm. Brownie
---------------------------------------------------------------------------------------------
8/15 CT/25 G                 [   *   ]            [   *   ]                [   *   ]
Chocolate
Toast. Crunch
Honey Peanut
Yog. Hny. Pnt.
Ban. Coconut
---------------------------------------------------------------------------------------------
8/15 CT/25 G                 [   *   ]            [   *   ]                [   *   ]
Cranberry
Choc. Rasp.
Alm. Butter Cru.
---------------------------------------------------------------------------------------------
8/15 CT/25 G                 [   *   ]            [   *   ]                [   *   ]
Mocha
Alm. Brownie
=============================================================================================



*Confidential portions omitted and filed separately with the Commission.


MINI BAR/3 FULL SHIFTS - each flavor must be a full shift but you may mix the flavors by shift and run them consecutively to get to the 3 full shifts.
===============================================================================================
      ITEM/PACK             PRICE PER        PRICE PER      PRICE PER
                              CASE            DISPLAY         BAR
-----------------------------------------------------------------------------------------------
200/25 G                     [   *   ]         ----        [   *   ]
Chocolate
Toast. Crunch
Honey Peanut
Yog. Hny. Pnt.
Ban. Coconut
-----------------------------------------------------------------------------------------------
200/25 G                     [   *   ]         ----        [   *   ]
Cranberry
Choc. Rasp.
Alm. Butter Cru.
-----------------------------------------------------------------------------------------------
200/25 G                     [   *   ]         ----        [   *   ]
Mocha
Alm. Brownie
-----------------------------------------------------------------------------------------------
8/15 CT/25 G                 [   *   ]      [   *   ]      [   *   ]
Chocolate
Toast. Crunch
Honey Peanut
Yog. Hny. Pnt.
Ban. Coconut
-----------------------------------------------------------------------------------------------
8/15 CT/25 G                 [   *   ]       [   *   ]     [   *   ]
Cranberry
Choc. Rasp.
Alm. Butter Cru.
------------------------------------------------------------------------------------------------
8/15 CT/25 G                 [   *   ]       [   *   ]     [   *   ]
Mocha
Alm. Brownie
===============================================================================================



*Confidential portions omitted and filed separately with the Commission.


MINI BAR - 5 FULL SHIFTS - each flavor must consist of a full shift order but you may mix the flavors by shift and run them consecutively to get to the 5 full shifts.
========================================================================================
      ITEM/PACK              PRICE PER            PRICE PER           PRICE PER
                               CASE                DISPLAY               BAR
----------------------------------------------------------------------------------------
200/25 G                     [   *   ]               ----              [   *   ]
Chocolate
Toast. Crunch
Honey Peanut
Yog. Hny. Pnt.
Ban. Coconut
----------------------------------------------------------------------------------------
200/25 G                     [   *   ]               ----              [   *   ]
Cranberry
Choc. Rasp.
Alm. Butter Cru.
----------------------------------------------------------------------------------------
200/25 G                     [   *   ]               ----              [   *   ]
Mocha
Alm. Brownie
----------------------------------------------------------------------------------------
8/15 CT/25 G                 [   *   ]             [   *   ]           [   *   ]
Chocolate
Toast. Crunch
Honey Peanut
Ban. Coconut
----------------------------------------------------------------------------------------
8/15 CT/25 G                 [   *   ]             [   *   ]           [   *   ]
Cranberry
Choc. Rasp.
Alm. Butter Cru.
----------------------------------------------------------------------------------------
8/15 CT/25 G                 [   *   ]             [   *   ]           [   *   ]
Mocha
Alm. Brownie
========================================================================================

All prices are quoted FOB Nellson Nutraceutical
Minimum runs:        [ * ] 8/15/50 g.
                     [ * ] 200 bulk/25 g.
                     [ * ] 8/15/25 g.
                     [ * ] 16/15/50 g.
                     [ * ] 24/15/50 g.


*Confidential portions omitted and filed separately with the Commission.

ADDITIONAL CHARGES:
Sticker Application:          [ * ] per display ([ * ] per case)
Flyer Insertion:              [ * ] per display ([ * ] per case)
Book Application/Shrink wrap  [ * ] per display ([ * ] per case)

The pricing listed above is based on the minimum production run quantities of each formulation that are stated above. Prices are based on packaging bars cold seal metabolized/ploy film. 15 bars per display box, 8 or 24 display boxes per master shipper or 200 bars per master shipper. Included in this price are: ingredients, tape or shrink wrapping of the display box, and the master shipper, as well as the manufacturing and labor to produce and to package the product. Standard stretch wrapping of the pallet is also included.

The pricing does not include the wrapper, display box or freight, which are to be supplied by Balance Bar Co.

NCI will produce half shift orders of each formulation with a [ * ] changeover fee.

Please let me know if you have any questions.

Most Sincerely,



Shawn Crawshaw
Director of Sales



*Confidential portions omitted and filed separately with the Commission.

                                   SCHEDULE 2

                           [INTENTIONALLY LEFT BLANK]








*Confidential portions omitted and filed separately with the Commission.

                                   SCHEDULE 3


March 28, 1998


Via Fax:  (805) 566-0235

Ms. Eileen Fox
Director of Operations
Balance Bar Co.
1015 Mark Ave.
Carpinteria, CA  93013

Dear Eileen:

The following is the pricing for all of the bar configurations and flavors:
     Chocolate [ * ]                 Toasted Crunch [ * ]
     Honey Peanut [ * ]              Yogurt Honey Peanut [ * ]
     Banana Coconut [ * ]            Cranberry [ * ]
     Chocolate Raspberry 13970925AJ  Mocha [ * ]
     Almond Brownie [ * ]            Almond Butter Crunch [ * ]


AUTOMATED DISPLAY
========================================================================================
      PACK/ITEM              PRICE PER            PRICE PER           PRICE PER
                               CASE                DISPLAY               BAR
----------------------------------------------------------------------------------------
8/15 CT/50 G                 [   *   ]            [   *   ]            [   *   ]
Chocolate
Toast. Crunch
Honey Peanut
Yog. Hny. Pnt.
Ban. Coconut
----------------------------------------------------------------------------------------
8/15 CT/50 G                 [   *   ]            [   *   ]            [   *   ]
Cranberry
Choc. Rasp.
Alm. Butter Cru.
----------------------------------------------------------------------------------------
8/15 CT/50 G                 [   *   ]            [   *   ]            [   *   ]
Mocha
Alm. Brownie
========================================================================================


*Confidential portions omitted and filed separately with the Commission.


TAPED DISPLAY
=============================================================================================
      PACK/ITEM              PRICE PER            PRICE PER            PRICE PER
                               CASE                DISPLAY                BAR
---------------------------------------------------------------------------------------------
8/15 CT/50 G                 [   *   ]            [   *   ]            [   *   ]
Chocolate
Toast. Crunch
Honey Peanut
Yog. Hny. Pnt.
Ban. Coconut
---------------------------------------------------------------------------------------------
8/15 CT/50 G                 [   *   ]            [   *   ]            [   *   ]
Cranberry
Choc. Rasp.
Alm. Butter Cru.
---------------------------------------------------------------------------------------------
8/15 CT/50 G                 [   *   ]            [   *   ]            [   *   ]
Mocha
Alm. Brownie
=============================================================================================


SHRINK WRAPPED DISPLAY
===============================================================================================
      PACK/ITEM              PRICE PER            PRICE PER            PRICE PER
                               CASE                DISPLAY                BAR
-----------------------------------------------------------------------------------------------
8/15 CT/50 G                 [   *   ]            [   *   ]            [   *   ]
Chocolate
Toast. Crunch
Honey Peanut
Yog. Hny. Pnt.
Ban. Coconut
-----------------------------------------------------------------------------------------------
8/15 CT/50 G                 [   *   ]            [   *   ]            [   *   ]
Cranberry
Choc. Rasp.
Alm. Butter Cru.
-----------------------------------------------------------------------------------------------
8/15 CT/50 G                 [   *   ]            [   *   ]            [   *   ]
Mocha
Alm. Brownie
===============================================================================================



*Confidential portions omitted and filed separately with the Commission.


CLUB STORE AND WALMART PACKS
===============================================================================================
      ITEM/PACK              PRICE PER            PRICE PER            PRICE PER
                               CASE                DISPLAY                BAR
-----------------------------------------------------------------------------------------------
TEST PALLET                  [   *   ]            [   *   ]            [   *   ]
16/15 CT/50 G
Chocolate
Honey Peanut
-----------------------------------------------------------------------------------------------
16/15 CT/50 G                [   *   ]            [   *   ]            [   *   ]
Chocolate
Honey Peanut
-----------------------------------------------------------------------------------------------
VARIETY PACK CLUB            [   *   ]            [   *   ]            [   *   ]
 STORE
16/15 CT/50 G
5 Yog. Hny. Pnt.
5 Choc. Rasp.
5 Alm. Brownie
-----------------------------------------------------------------------------------------------
VARIETY PACK WALMART         [   *   ]            [   *   ]            [   *   ]
24/15 CT/50 G
8 Hny. Peanut
8 Yog. Hny. Pnt.
4 Chocolate
4 Alm. Brownie
================================================================================================




*Confidential portions omitted and filed separately with the Commission.


MINI BARS/ONE FULL SHIFT ORDER PER FLAVOR
===============================================================================================
      ITEM/PACK              PRICE PER            PRICE PER            PRICE PER
                               CASE                DISPLAY                BAR
-----------------------------------------------------------------------------------------------
200/25 G                     [   *   ]              ----               [   *   ]
Chocolate
Toast. Crunch
Honey Peanut
Yog. Hny. Pnt.
Ban. Coconut
-----------------------------------------------------------------------------------------------
200/25 G                     [   *   ]              ----               [   *   ]
Cranberry
Choc. Rasp.
Alm. Butter Cru.
-----------------------------------------------------------------------------------------------
200/25 G                     [   *   ]              ----               [   *   ]
Mocha
Alm. Brownie
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
8/15 CT/25 G                 [   *   ]            [   *   ]            [   *   ]
Chocolate
Toast. Crunch
Honey Peanut
Yog. Hny. Pnt.
Ban. Coconut
-----------------------------------------------------------------------------------------------
8/15 CT/25 G                 [   *   ]            [   *   ]            [   *   ]
Cranberry
Choc. Rasp.
Alm. Butter Cru.
-----------------------------------------------------------------------------------------------
8/15 CT/25 G                 [   *   ]            [   *   ]            [   *   ]
Mocha
Alm. Brownie
===============================================================================================



*Confidential portions omitted and filed separately with the Commission.


MINI BAR/3 FULL SHIFTS - each flavor must be a full shift but you may mix the flavors by shift and run them consecutively to get to the 3 full shifts.
===============================================================================================
      ITEM/PACK              PRICE PER            PRICE PER            PRICE PER
                               CASE                DISPLAY                BAR
-----------------------------------------------------------------------------------------------
200/25 G                     [   *   ]              ----               [   *   ]
Chocolate
Toast. Crunch
Honey Peanut
Yog. Hny. Pnt.
Ban. Coconut
-----------------------------------------------------------------------------------------------
200/25 G                     [   *   ]              ----               [   *   ]
Cranberry
Choc. Rasp.
Alm. Butter Cru.
-----------------------------------------------------------------------------------------------
200/25 G                     [   *   ]              ----               [   *   ]
Mocha
Alm. Brownie
===============================================================================================
8/15 CT/25 G                 [   *   ]            [   *   ]            [   *   ]
Chocolate
Toast. Crunch
Honey Peanut
Yog. Hny. Pnt.
Ban. Coconut
-----------------------------------------------------------------------------------------------
8/15 CT/25 G                 [   *   ]            [   *   ]            [   *   ]
Cranberry
Choc. Rasp.
Alm. Butter Cru.
-----------------------------------------------------------------------------------------------
8/15 CT/25 G                 [   *   ]            [   *   ]            [   *   ]
Mocha
Alm. Brownie
===============================================================================================


*Confidential portions omitted and filed separately with the Commission.


MINI BAR - 5 FULL SHIFTS - each flavor must consist of a full shift order but you may mix the flavors by shift and run them consecutively to get to the 5 full shifts.
===============================================================================================
      ITEM/PACK              PRICE PER            PRICE PER            PRICE PER
                               CASE                DISPLAY                BAR
-----------------------------------------------------------------------------------------------
200/25 G                     [   *   ]             ----                [   *   ]
Chocolate
Toast. Crunch
Honey Peanut
Yog. Hny. Pnt.
Ban. Coconut
-----------------------------------------------------------------------------------------------
200/25 G                     [   *   ]             ----                [   *   ]
Cranberry
Choc. Rasp.
Alm. Butter Cru.
-----------------------------------------------------------------------------------------------
200/25 G                     [   *   ]             ----                [   *   ]
Mocha
Alm. Brownie
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
8/15 CT/25 G                 [   *   ]            [   *   ]            [   *   ]
Chocolate
Toast. Crunch
Honey Peanut
Ban. Coconut
-----------------------------------------------------------------------------------------------
8/15 CT/25 G                 [   *   ]            [   *   ]            [   *   ]
Cranberry
Choc. Rasp.
Alm. Butter Cru.
-----------------------------------------------------------------------------------------------
8/15 CT/25 G                 [   *   ]            [   *   ]            [   *   ]
Mocha
Alm. Brownie
===============================================================================================

All prices are quoted FOB Nellson Nutraceutical
Minimum runs:        [ * ] 8/15/50 g.
                     [ * ] 200 bulk/25 g.
                     [ * ] 8/15/25 g.
                     [ * ] 16/15/50 g.
                     [ * ] 24/15/50 g.


*Confidential portions omitted and filed separately with the Commission.

ADDITIONAL CHARGES:
Sticker Application:          [ * ] per display ([ * ] per case)
Flyer Insertion:              [ * ] per display ([ * ] per case)
Book Application/Shrink wrap  [ * ] per display ([ * ] per case)


Pricing applies to the following formulation numbers:

The pricing listed above is based on the minimum production run quantities of each formulation that are stated above. Prices are based on packaging bars cold seal metabolized/ploy film. 15 bars per display box, 8 or 24 display boxes per master shipper or 200 bars per master shipper. Included in this price are: ingredients, tape or shrink wrapping of the display box, and the master shipper, as well as the manufacturing and labor to produce and to package the product. Standard stretch wrapping of the pallet is also included.

The pricing does not include the wrapper, display box or freight, which are to be supplied by Balance Bar Co.

NCI will produce half shift orders of each formulation with a $750.00 changeover fee.

Please let me know if you have any questions.

Most Sincerely,



Shawn Crawshaw
Director of Sales






*Confidential portions omitted and filed separately with the Commission.